UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): June 09, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)

Item No. 5     Press release dated 09 June 2004 - Marconi Supports BT 21C Trial

                            Press enquiries

                 David Beck tel: +44 207 306 1490; email: david.beck@marconi.com
            Patrick Murphy tel 44 115 906 4151, email patrick.murphy@marconi.com

                                                             Investor enquiries:
                                    Heather Green tel: + 44 207 306 1735; email:
                                                       heather.green@marconi.com

                                                     Industry Analyst Enquiries:
                                    Skip MacAskill tel: +44 2476 56 3705; email:
                                                      skip.macaskill@marconi.com



  MARCONI'S SOFTSWITCH CHOSEN TO SUPPORT FIRST STEPS TOWARDS BT'S 21ST CENTURY
                                    NETWORK

   Marconi's Access Hub and SoftSwitch platforms to support BT's initial PSTN transformation trial

London: June 9, 2004 - Marconi Corporation plc has announced that its SoftSwitch has been selected to support BT in its next generation Public Switched Telephone Network (PSTN) transformation trial. The PSTN transformation is a key strategic component in delivering BT's 21st CN vision.

BT will use Marconi's SoftSwitch, combined with its Access Hub working as a multi-service access node (MSAN), to launch voice services to up to 3000 BT customers. The trial is expected to take place from October 2004 through September 2005 and will be used by BT to evaluate ways of transitioning its PSTN infrastructure to a next-generation network architecture in order to deliver a greater customer experience and significant operating expenditure savings.

The trial will provide BT and Marconi with valuable experience of delivering next generation voice services over BT's IP infrastructure and a solid base for Marconi to participate in BT's forthcoming 21CN tender process.

BT's 21CN vision will simplify its national network by reducing complexity and layers, adding greater intelligence and enabling it to support the launch of additional new wave services such as Voice over a converged network based on Internet Protocol (IP) whilst reducing operating costs dramatically. Marconi's next-generation SoftSwitch and Access Hub platforms will help enable this transformation, converging various infrastructures onto a single multi-service network.

Marconi's Access Hub has already gone live in BT's network under a three-year frame contract signed in August 2003. It is now providing broadband Asymmetric Digital Subscriber Line (ADSL) services to BT's customers. Volume shipments of this leading-edge MSAN will continue to support BT's drive to provide near universal broadband coverage across the UK.

Marconi's SoftSwitch is a multiservice switching platform that supports the functionality that BT's 21CN requires, whilst interoperating with and supporting the requirements of BT's existing networks.

Mike Parton, Marconi Chief Executive, said: "BT's decision to use SoftSwitch combined with Access Hub to provide voice services in the 21CN trial is a terrific endorsement of the capabilities of these flagship next-generation Marconi products. Our inclusion in this initial step of BT's 21CN, which we believe will become a global showcase for next-generation networks, further enhances Marconi's reputation as a leading-edge technology company that shares a common vision with its customers."

BT Wholesale CEO Paul Reynolds said: "BT's 21CN programme will create the enabling infrastructure for growth for BT and the UK telecommunications industry and will completely transform BT's networks within five years. Enabling this requires truly advanced next generation infrastructure and that is what we believe Marconi's SoftSwitch and MSAN offer."

ENDS/...

About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on NASDAQ under the ticker MRCIY. Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 20-F report and Form 10-K reports filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: June 09, 2004